EXHIBIT 99
                                                                      ----------

                            Certification Pursuant To
                             18 U.S.C. Section 1350
                              As Adoped Pursuant To
                  Section 906 Of The Sarbanes-Oxly Act Of 2002


 In connection with the Quarterly Report of Cadema Corporation (the Company) on

Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the Date hereof (the "Report"), I, Roger D. Bensen, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15
          (d) of the Securities Exchange Act of 1934: and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                      /s/ Roger D. Bensen
                                     --------------------------------------
                                     Chairman of the Board, Chief Executive
                                     Officer and Acting CFO







November 8, 2002